                                                                    EXHIBIT 99.3

October 1, 2005

Colonial Savings, F.A.
2626 West Freeway
Fort Worth, Texas 76702
Attention:  F. Allen Maulsby

         Reference is made to that certain Correspondent Servicing Agreement, dated as of June 26, 2002 (the "Servicing Agreement") annexed as Exhibit C, among Colonial Savings, F.A. (the "Servicer"), Lehman Brothers Bank, FSB (the "Bank") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein. Reference is also made to that certain Assignment and Assumption Agreement, dated as of October 1, 2005 (the "Assignment") annexed as Exhibit A, by and between the Bank and Lehman Brothers Holdings Inc. (the "Owner") pursuant to which the Owner acquired from the Bank all of the Bank's right, title and interest in and to certain of the Mortgage Loans currently serviced under the Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the Servicing Agreement. Exhibits D-1 and D-2 hereto shall supercede Exhibits C-1 and C-2 to the Servicing Agreement.

         The Servicer is hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). The Servicer is hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION:  October 1, 2005

         CUT-OFF DATE:  October 1, 2005

         NEW OWNER: HSBC Bank USA, National Association, as trustee for the Structured Asset Securities Corporation, Series 2005-21
         Certificateholders

         MASTER SERVICER:  Aurora Loan Services LLC

         The Servicer is also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.

         By countersigning this notice and returning it to the Master Servicer named above, the Servicer hereby acknowledges and agrees that, from and after the Effective Date, the Servicer shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

         In addition to the terms and conditions set forth in the Servicing Agreement, the Servicer hereby acknowledges and agrees that on or before the last day of February of each year, beginning with February 28, 2006, the Servicer, at its own expense, will deliver to the Owner and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-21 (the "Trust Fund,") no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, Structured Asset Securities Corporation (the "Depositor"), Wells Fargo Bank, National Association (the "Securities Administrator") or HSBC Bank USA, National Association (the "Trustee") provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit B hereto.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                                 LEHMAN BROTHERS HOLDINGS INC.,
                                                 as Owner


                                                 By:
                                                        ------------------------
                                                 Name:  Ellen Kiernan
                                                 Title: Authorized Signatory

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer

By:
       --------------------------
Name:  Cary Adams
Title: Senior Vice President

                                    EXHIBIT A

                              Assignment Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-21

Reference is made to the Transfer Notice, dated as of August 1, 2005 (the "Notice"), by and among Lehman Brothers Holdings Inc., as owner and Colonial Savings, F.A., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to HSBC Bank USA, National Association, as trustee (the "Trustee"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Structured Asset Securities Corporation, as depositor (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Servicing Agreement;

4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement, and based upon the review required thereunder, and except as disclosed in writing to you on or prior to the date of this certification ( a copy of which disclosure is attached hereto), the Servicer has, as of the date of this certification, fulfilled its obligations under this Servicing Agreement; and

5. I have disclosed to the accountants conducting the annual review required under Section 6.05 of the Servicing Agreement all significant deficiencies relating to the Servicer's compliance with the Servicing Agreement.

                                                 COLONIAL SAVINGS, F.A.


                                                 Name:
                                                        ------------------------
                                                 Title:
                                                        ------------------------
                                                 Date:
                                                        ------------------------

                                    EXHIBIT C

                               Servicing Agreement

                               [See Exhibit 99.4]

                                   EXHIBIT D-1
                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME     DESCRIPTION                                                                   FORMAT
-----------    -------------------------------------------------------------------------     -----------------------
INVNUM         INVESTOR LOAN NUMBER                                                          Number no decimals
SERVNUM        SERVICER LOAN NUMBER, REQUIRED                                                Number no decimals
BEGSCHEDBAL    BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED BEGINNING TRAIL BALANCE FOR       Number two decimals
               ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN      SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED ACTUAL PRINCIPAL           Number two decimals
               COLLECTED FOR ACTUAL/ACTUAL, REQUIRED, .00 IF NO COLLECTIONS
CURT1          CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                   Number two decimals
CURT1DATE      CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                   DD-MMM-YY
CURT1ADJ       CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                               Number two decimals
CURT2          CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                   Number two decimals
CURT2DATE      CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                   DD-MMM-YY
CURT2ADJ       CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                               Number two decimals
LIQPRIN        PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                          Number two decimals
OTHPRIN        OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                        Number two decimals
PRINREMIT      TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                      Number two decimals
INTREMIT       NET INTEREST REMIT, INCLUDE PAYOFF INTEREST, .00 IF NOT APPLICABLE            Number two decimals
TOTREMIT       TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                Number two decimals
ENDSCHEDBAL    ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED ENDING TRIAL BALANCE FOR     Number two decimals
               ACTUAL/ACTUAL .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL      ENDING TRIAL BALANCE .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF             Number two decimals
ENDDUEDATE     ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                             DD-MMM-YY
ACTCODE        60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                        Number no decimals
ACTDATE        ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                   DD-MMM-YY
INTRATE        INTEREST RATE, REQUIRED Example .0700000 for 7.00%                            Number seven decimals
                                                              Example .0700000 for 7.00%
SFRATE         SERVICE FEE RATE, REQUIRED                                                    Number seven decimals
                                                              Example .0025000 for .25%
PTRATE         PASS THRU RATE, REQUIRED                                                      Number seven decimals
                                                              Example .0675000 for 6.75%
PIPMT          P&I CONSTANT, REQUIRED .00 IF PAIDOFF                                         Number two decimals

                                      D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

DATA FIELD                  FORMAT                                               DATA DESCRIPTION
-------------------------   --------------------------------------------------   ------------------------------------------------
% of MI coverage            NUMBER(6,5)                                          The percent of coverage provided by the
                                                                                 PMI company in the event of loss on a
                                                                                 defaulted loan.

Actual MI claim filed       DATE (MM/DD/YYYY)                                    Actual date that the claim was submitted
date                                                                             to the PMI company.

Actual bankruptcy           DATE(MM/DD/YYYY)                                     Actual date that the bankruptcy petition
start date                                                                       is filed with the court.

Actual MI claim amount      NUMBER(15,2)                                         The amount of the claim that was filed
filed                                                                            by the servicer with the PMI company.

Actual discharge date       DATE(MM/DD/YYYY)                                     Actual date that the Discharge Order is
                                                                                 entered in the bankruptcy docket.

Actual due date             DATE(MM/DD/YYYY)                                     Actual due date of the next outstanding
                                                                                 payment amount due from the mortgagor.

Actual eviction             DATE(MM/DD/YYYY)                                     Actual date that the eviction
complete date                                                                    proceedings are completed by local
                                                                                 counsel.

Actual eviction start       DATE(MM/DD/YYYY)                                     Actual date that the eviction
date                                                                             proceedings are commenced by local
                                                                                 counsel.

Actual first legal date     DATE(MM/DD/YYYY)                                     Actual date that foreclosure counsel filed
                                                                                 the first legal action as defined by
                                                                                 state statute.

Actual redemption end       DATE(MM/DD/YYYY)                                     Actual date that the foreclosure
date                                                                             redemption period expires.

Bankruptcy chapter          VARCHAR2(2)               7= Chapter 7 filed         Chapter of bankruptcy filed.
                                                      11= Chapter 11 filed
                                                      12= Chapter 12 filed
                                                      13= Chapter 13 filed

Bankruptcy flag             VARCHAR2(2)               Y=Active Bankruptcy        Servicer defined indicator that
                                                      N=No Active Bankruptcy     identifies that the property is an asset
                                                                                 in an active bankruptcy case.

Bankruptcy Case Number      VARCHAR2(15)                                         The court assigned case number of the
                                                                                 bankruptcy filed by a party with interest
                                                                                 in the property.

                                      D-2-1

MI claim amount paid        NUMBER(15,2)                                         The amount paid to the servicer by the
                                                                                 PMI company as a result of submitting an
                                                                                 MI claim.

MI claim funds              DATE(MM/DD/YYYY)                                     Actual date that funds were received
received date                                                                    from the PMI company as a result of
                                                                                 transmitting an MI claim.

Current loan amount         NUMBER(10,2)                                         Current unpaid principal balance of
                                                                                 the loan as of the date of reporting to
                                                                                 Aurora Master Servicing.

Date FC sale scheduled      DATE(MM/DD/YYYY)                                     Date that the foreclosure sale is
                                                                                 scheduled to be held.

Date relief/dismissal       DATE(MM/DD/YYYY)                                     Actual date that the dismissal or relief
granted                                                                          from stay order is entered by the
                                                                                 bankruptcy court.

Date REO offer accepted     DATE(MM/DD/YYYY)                                     Actual date of acceptance of an REO
                                                                                 offer.

Date REO offer received     DATE(MM/DD/YYYY)                                     Actual date of receipt of an REO offer.

Delinquency value           NUMBER(10,2)                                         Value obtained typically from a BPO prior
                                                                                 to foreclosure referral not related
                                                                                 to loss mitigation activity.

Delinquency value           VARCHAR2(15)              BPO= Broker's Price        Name of vendor or management company
source                                                Opinion                    that provided the delinquency valuation
                                                      Appraisal=Appraisal        amount.

Delinquency value date      DATE(MM/DD/YYYY)                                     Date that the delinquency valuation
                                                                                 amount was completed by vendor or property
                                                                                 management company.

Delinquency flag            VARCHAR2(2)               Y= 90+ delinq. Not in      Servicer defined indicator that
                                                      FC, Bky or Loss mit        identifies that the loan is delinquent
                                                      N=Less than 90 days        but is not involved in loss mitigation,
                                                      delinquent                 foreclosure, bankruptcy or REO.

Foreclosure flag            VARCHAR2(2)               Y=Active foreclosure       Servicer defined indicator that
                                                      N=No active foreclosure    identifies that the loan is involved in
                                                                                 foreclosure proceedings.

Corporate expense           NUMBER(10,2)                                         Total of all cumulative expenses
balance                                                                          advanced by the servicer for non-escrow
                                                                                 expenses such as but not limited to: FC
                                                                                 fees and costs, bankruptcy fees and
                                                                                 costs, property preservation and
                                                                                 property inspections.

                                      D-2-2

Foreclosure attorney        DATE(MM/DD/YYYY)                                     Actual date that the loan was referred
referral date                                                                    to local counsel to begin foreclosure
                                                                                 proceedings.

Foreclosure valuation       NUMBER(15,2)                                         Value obtained during the foreclosure
amount                                                                           process. Usually as a result of a BPO
                                                                                 and typically used to calculate the bid.

Foreclosure valuation       DATE(MM/DD/YYYY)                                     Date that foreclosure valuation amount
date                                                                             was completed by vendor or property
                                                                                 management company.

Foreclosure valuation       VARCHAR2(80)              BPO= Broker's Price        Name of vendor or management company
source                                                Opinion                    that provided the foreclosure valuation
                                                      Appraisal=Appraisal        amount.

FHA 27011A transmitted      DATE(MM/DD/YYYY)                                     Actual date that the FHA 27011A claim
date                                                                             was submitted to HUD.

FHA 27011 B transmitted     DATE(MM/DD/YYYY)                                     Actual date that the FHA 27011B claim
date                                                                             was submitted to HUD.

VA LGC/ FHA Case number     VARCHAR2(15)                                         Number that is assigned individually to
                                                                                 the loan by either HUD or VA at the time
                                                                                 of origination. The number is located on
                                                                                 the Loan Guarantee Certificate (LGC) or
                                                                                 the Mortgage Insurance Certificate (MIC).

FHA Part A funds            DATE(MM/DD/YYYY)                                     Actual date that funds were received
received date                                                                    from HUD as a result of transmitting the
                                                                                 27011A claim.

Foreclosure actual          DATE(MM/DD/YYYY)                                     Actual date that the foreclosure sale
sale date                                                                        was held.

Servicer loan number        VARCHAR2(15)                                         Individual number that uniquely identifies
                                                                                 loan as defined by servicer.

Loan type                   VARCHAR2(2)               1=FHA Residential          Type of loan being serviced generally
                                                      2=VA Residential           defined by the existence of certain
                                                      3=Conventional w/o PMI     types of insurance. (ie: FHA, VA,
                                                      4=Commercial               conventional insured, conventional
                                                      5=FHA Project              uninsured, SBA, etc.)
                                                      6=Conventional w/PMI
                                                      7=HUD 235/265
                                                      8=Daily Simple
                                                      Interest Loan
                                                      9=Farm Loan
                                                      U=Unknown
                                                      S=Sub prime

Loss mit approval date      DATE(MM/DD/YYYY)                                     The date determined  that the servicer
                                                                                 and mortgagor agree to pursue a defined
                                                                                 loss mitigation alternative.

                                      D-2-3

Loss mit flag               VARCHAR2(2)               Y= Active loss mitigation  Servicer defined indicator that
                                                      N=No active loss           identifies that the loan is involved in
                                                      mitigation                 completing a loss mitigation
                                                                                 alternative.

Loss mit removal date       DATE(MM/DD/YYYY)                                     The date that the mortgagor is denied
                                                                                 loss mitigation alternatives or the date
                                                                                 that the loss mitigation alternative is
                                                                                 completed resulting in a current or
                                                                                 liquidated loan.

Loss mit type               VARCHAR2(2)               L= Loss Mitigation         The defined loss mitigation alternative
                                                      LT=Litigation pending      identified  on the loss mit approval date.
                                                      NP=Pending
                                                      non-performing sale
                                                      CH= Charge off
                                                      DI= Deed in lieu
                                                      FB= Forbearance plan
                                                      MO=Modification
                                                      PC=Partial claim
                                                      SH=Short sale
                                                      VA=VA refunding

Loss mit value              NUMBER(10,2)                                         Value obtained typically from a
                                                                                 BPO prior to foreclosure sale intended to
                                                                                 aid in the completion of loss mitigation
                                                                                 activity.

Loss mit value date         DATE(MM/DD/YYYY)                                     Name of vendor or management company
                                                                                 that provided the loss mitigation
                                                                                 valuation amount.

Loss mit value source       VARCHAR2(15)              BPO= Broker's Price        Date that the lost mitigation valuation
                                                      Opinion                    amount was completed by vendor or
                                                      Appraisal=Appraisal        property management company.

MI certificate number       VARCHAR2(15)                                         number that is assigned individually to
                                                                                 the loan by the PMI company at the
                                                                                 time of origination. Similar to the
                                                                                 VA LGC/FHA Case Number in purpose.

LPMI Cost                   NUMBER(7,7)                                          The current premium paid to the PMI company
                                                                                 for Lender Paid Mortgage Insurance.

Occupancy status            VARCHAR2(1)               O=Owner occupied           The most recent status of the property
                                                      T=Tenant occupied          regarding who if anyone is occupying the
                                                      U=Unknown                  property. Typically a result of a
                                                      V=Vacant                   routine property inspection.

First Vacancy date/         DATE(MM/DD/YYYY)                                     The date that the most recent occupancy
Occupancy status date                                                            status was determined. Typically the
                                                                                 date of the most recent property
                                                                                 inspection.

Original loan amount        NUMBER(10,2)                                         Amount of the contractual obligations
                                                                                 (ie: note and mortgage/deed of trust).

                                      D-2-4

Original value amount       NUMBER(10,2)                                         Appraised value of property as of
                                                                                 origination typically determined through
                                                                                 the appraisal process.

Origination date            DATE(MM/DD/YYYY)                                     Date that the contractual obligations
                                                                                 (ie: note and mortgage/deed of trust) of
                                                                                 the mortgagor was executed.

FHA Part B funds            DATE(MM/DD/YYYY)                                     Actual date that funds were received
received date                                                                    from HUD as a result of transmitting the
                                                                                 27011B claim.

Post petition due date      DATE(MM/DD/YYYY)                                     The post petition due date of a loan
                                                                                 involved in a chapter 13 bankruptcy.

Property condition          VARCHAR2(2)               1= EXCELLENT               Physical condition of the property as
                                                      2=Good                     most recently reported to the servicer
                                                      3=Average                  by vendor or property management company.
                                                      4=Fair
                                                      5=Poor
                                                      6=Very poor

Property type               VARCHAR2(2)               1=Single family            Type of property secured by mortgage
                                                      2=Town house               such as: single family, 2-4 unit, etc.
                                                      3=Condo
                                                      4=Multifamily
                                                      5=Other
                                                      6=Prefabricated
                                                      B=Commercial
                                                      C=Land only
                                                      7=Mobile home
                                                      U=Unknown
                                                      D=Farm
                                                      A=Church
                                                      P=PUD
                                                      R=Row house
                                                      O=Co-op
                                                      M=Manufactured housing
                                                      24= 2-4 family
                                                      CT=Condotel
                                                      MU=Mixed use

Reason for default          VARCHAR2(3)               001=Death of principal     Cause of delinquency as identified by
                                                      mtgr                       mortgagor.
                                                      02=Illness of
                                                      principal mtgr
                                                      003=Illness of mtgr's
                                                      family member
                                                      004=Death of mtgr's
                                                      family member
                                                      005=Marital
                                                      difficulties
                                                      006=Curtailment of
                                                      income
                                                      007=Excessive
                                                      obligations
                                                      008=Abandonment of
                                                      property
                                                      009=Distant employee
                                                      transfer
                                                      011=Property problem
                                                      012=Inability to sell
                                                      property
                                                      013=Inability to rent
                                                      property
                                                      014=Military service
                                                      015=Other
                                                      016=Unemployment
                                                      017=Business failure
                                                      019=Casualty loss
                                                      022=Energy-Environment
                                                      costs
                                                      023= Servicing problems
                                                      026= Payment adjustment
                                                      027=Payment dispute
                                                      029=Transfer ownership
                                                      pending
                                                      030=Fraud
                                                      031=Unable to contact
                                                      borrower
                                                      INC=Incarceration

REO repaired value          NUMBER(10,2)                                         The projected value of the property that
                                                                                 is adjusted from the "as is" value
                                                                                 assuming necessary repairs have been
                                                                                 made to the property as determined by
                                                                                 the vendor/property management company.

                                      D-2-5

REO list price              NUMBER(15,2)                                         The most recent listing/pricing amount
adjustment amount                                                                as updated by the servicer for REO
                                                                                 properties.

REO list price              DATE(MM/DD/YYYY)                                     The most recent date that the servicer
adjustment date                                                                  advised the agent to make an adjustment
                                                                                 to the REO listing price.

REO value (as is)           NUMBER(10,2)                                         The value of the property without making
                                                                                 any repairs as determined by the
                                                                                 vendor/property management company.

REO actual closing          DATE(MM/DD/YYYY)                                     The actual date that the sale of the REO
date                                                                             property closed escrow.

REO flag                    VARCHAR2(7)               Y=Active REO               Servicer defined indicator that
                                                      N=No active REO            identifies that the property is now Real
                                                                                 Estate Owned.

REO original list date      DATE(MM/DD/YYYY)                                     The initial/first date that the property
                                                                                 was listed with an agent as an REO.

REO original list price     NUMBER(15,2)                                         The initial/first price that was used to
                                                                                 list the property with an agent as an
                                                                                 REO.

REO net sales proceeds      NUMBER(10,2)                                         The actual REO sales price less closing
                                                                                 costs paid. The net sales proceeds are
                                                                                 identified within the HUD1 settlement statement.

REO sales price             NUMBER(10,2)                                         Actual sales price agreed upon by both the
                                                                                 purchaser and servicer as documented on
                                                                                 the HUD1 settlement statement.

REO scheduled close         DATE(MM/DD/YYYY)                                     The date that the sale of the REO
date                                                                             property is scheduled to close escrow.

REO value date              DATE(MM/DD/YYYY)                                     Date that the vendor or management company
                                                                                 completed the valuation of the property
                                                                                 resulting in the REO value (as is).

REO value source            VARCHAR2(15)              BPO= Broker's Price        Name of vendor or management company
                                                      Opinion                    that provided the REO value (as is).
                                                      Appraisal=Appraisal

Repay first due date        DATE(MM/DD/YYYY)                                     The due date of the first scheduled payment
                                                                                 due under a forbearance or repayment plan
                                                                                 agreed to by both the mortgagor and servicer.

Repay next due date         DATE(MM/DD/YYYY)                                     The due date of the next outstanding payment
                                                                                 due under a forbearance or repayment plan
                                                                                 agreed to by both the mortgagor and servicer.

                                      D-2-6

Repay plan                  DATE(MM/DD/YYYY)                                     The servicer defined date upon which the
broken/reinstated/closed                                                         servicer considers that the plan is no
date                                                                             longer in effect as a result of plan
                                                                                 completion or mortgagor's failure to
                                                                                 remit payments as scheduled.

Repay plan created due      DATE(MM/DD/YYYY)                                     The date that both the mortgagor and services
                                                                                 agree to the terms of a forebearance or
                                                                                 repayment plan.

SBO loan number             NUMBER(9)                                            Individual number that uniquely identifies
                                                                                 loan as defined by Aurora Master Servicing.

Escrow balance/advance      NUMBER(10,2)                                         The positive or negative account balance
balance                                                                          that is dedicated to payment of hazard
                                                                                 insurance, property taxes, MI, etc.
                                                                                 (escrow items only)

Title approval letter       DATE(MM/DD/YYYY)                                     The actual date that the title approval
received date                                                                    was received as set forth in the HUD
                                                                                 title approval letter.

Title package HUD/VA        DATE(MM/DD/YYYY)                                     The actual date that the title package
date                                                                             was submitted to either HUD or VA.

VA claim funds              DATE(MM/DD/YYYY)                                     The actual date that funds were received
received date                                                                    by the servicer from the VA for the
                                                                                 expense claim submitted by the servicer.

VA claim submitted date     DATE(MM/DD/YYYY)                                     The actual date that the expense claim was
                                                                                 submitted by the servicer to the VA.

VA first funds              NUMBER(15,2)                                         The amount of funds received by the
received amount                                                                  servicer from VA as a result of the
                                                                                 specified bid.

VA first funds              DATE(MM/DD/YYYY)                                     The date that the funds from the
received date                                                                    specified bid were received by the
                                                                                 servicer from the VA.

VA NOE submitted date       DATE(MM/DD/YYYY)                                     Actual date that the Notice of Election
                                                                                 to Convey was submitted to the VA.

Zip Code                    VARCHAR2(5)                                          US postal zip code that corresponds
                                                                                 to property location.

                                      D-2-7

FNMA Delinquency            VARCHAR2(3)               09=Forbearance             The code that is electronically reported
status code                                           17=Preforeclosure sale     to FNMA by the servicer that reflects
                                                      24=Drug seizure            the current defaulted status of a loan.
                                                      26=Refinance               (ie: 65, 67, 43 or 44)
                                                      27=Assumption
                                                      28=Modification
                                                      29=Charge-off
                                                      30=Third-party sale
                                                      31=Probate
                                                      32=Military indulgence
                                                      43=Foreclosure
                                                      44=Deed-in-lieu
                                                      49=Assignment
                                                      61=Second lien
                                                      considerations
                                                      62=VA no-bid
                                                      63=VA Refund
                                                      64=VA Buydown
                                                      65=Ch. 7 bankruptcy
                                                      66=Ch. 11 bankruptcy
                                                      67=Ch. 13 bankruptcy

FNMA delinquency            VARCHAR2(3)               001=Death of principal     The code that is electronically reported
reason code                                           mtgr                       to FNMA by the servicer that describes
                                                      002=Illness of principal   the circumstance that appears to be the
                                                      mtgr                       primary contributing factor to the
                                                      003=Illness of mtgr's      delinquency.
                                                      family member
                                                      004=Death of mtgr's
                                                      family member
                                                      005=Marital
                                                      difficulties
                                                      006=Curtailment of
                                                      income
                                                      007=Excessive
                                                      obligations
                                                      008=Abandonment of
                                                      property
                                                      009=Distant employee
                                                      transfer
                                                      011=Property problem
                                                      012=Inability to sell
                                                      property
                                                      013=Inability to rent
                                                      property
                                                      014=Military service
                                                      015=Other
                                                      016=Unemployment
                                                      017=Business failure
                                                      019=Casualty loss
                                                      022=Energy-Environment
                                                      costs
                                                      023= Servicing problems
                                                      026= Payment adjustment
                                                      027=Payment dispute
                                                      029=Transfer ownership
                                                      pending
                                                      030=Fraud
                                                      031=Unable to contact
                                                      borrower
                                                      INC=Incarceration

Suspense balance            NUMBER(10,2)                                         Money submitted to the servicer, credited
                                                                                 to the mortgagor's account but not allocated
                                                                                 to principal, interest, escrow, etc.

Restricted escrow           NUMBER(10,2)                                         Money held in escrow by the mortgage
balance                                                                          company through completion of repairs to
                                                                                 property.

Investor number             NUMBER (10,2)                                        Unique number assigned to a group of loans
                                                                                 in the servicing system.

                                      D-2-8